GOLDMAN SACHS TRUST

GOLDMAN SACHS EMERGING

MARKETS DEBT FUND

Class A and Institutional Shares

Supplement Dated July 22, 2005 to the

Prospectuses Dated February 25, 2005

The Board of Trustees of Goldman Sachs Trust has unanimously approved the recommendation of the Emerging Markets Debt Fund’s (the “Fund”) investment adviser to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from a diversified company to a non-diversified company. The Board of Trustees has also unanimously recommended that the proposed change be approved by the Fund’s shareholders. The proposal to change the Fund’s sub-classification from a diversified company to a non-diversified company will be submitted to the vote of shareholders of the Fund in September 2005. A proxy statement with respect to the proposal will be mailed to record date shareholders in advance of the meeting. As described in the Prospectus under “Principal Risks of the Funds,” a non-diversified company may present greater investment risk than a diversified company.

EMDSTCK 7-05 534380